UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/03/2007

TRIMERIS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On October 3, 2007, Trimeris, Inc. (the "Company") and its collaborative partner, Hoffmann-La Roche ("Roche") issued a press release providing an update on the development of a needle-free administration system for FUZEON.

Based on a comprehensive assessment of the clinical program, as well as a significant delay in achieving U.S. regulatory approval due to the time required to generate additional data, Roche and the Company are withdrawing a supplemental application for approval to market the Biojector 2000 device (known as "B2000" and manufactured by Bioject Medical Technologies, Inc.) for use with FUZEON.

The press release in its entirety is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(a) Press release dated October 3, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

Date: October 04, 2007	By:	/s/ E. Lawrence Hill, Jr.
E. Lawrence Hill, Jr.
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 3, 2007.